EXHIBIT 31.02

Section 302 – CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, in her capacity as an officer of RWD Technologies, Inc., provides the following certifications required by 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, and 17 C.F.R. §240.13a-14.

I, Beth Marie Buck, certify that:

1.               I have reviewed this quarterly report on Form 10-Q of RWD Technologies, Inc. (RWD);

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.               Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of RWD as of, and for, the periods presented in this report;

4.               RWD’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for RWD and have:

a.               Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to RWD, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.              Evaluated the effectiveness of RWD’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.               Disclosed in this report any change in the RWD’s internal control over financial reporting that occurred during RWD’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, RWD’s internal control over financial reporting; and

5.               RWD’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to RWD’s auditors and the audit committee of RWD’s board of directors:

a.               All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect RWD’s ability to record, process, summarize and report financial information; and

b.              Any fraud, whether or not material, that involves management or other employees who have a significant role in RWD’s internal control over financial reporting.

Dated: August 12, 2003

By:	/s/ Beth Marie Buck
Beth Marie Buck, CPA
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)